ENERLUME ENERGY MANAGEMENT CORP.
EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Enerlume Energy Management Corp. (the “Company”) on Form 10-Q for the period ending December 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Michael C. Malota, Chief Financial and Accounting Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

(1)                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael C. Malota
Michael C. Malota
Chief Financial and Accounting Officer
Date: March 25, 2009